              Exhibit 99.1

Ooma Reports Fourth Quarter and Fiscal Year 2020 Financial Results

Business Subscription and Services Revenue up 61% year-over-year

Named Winner of PCMag’s Business Choice Award for VoIP

Sunnyvale, Calif., March 5, 2020 -- Ooma, Inc. (NYSE: OOMA), a smart communications platform for businesses and consumers, today released financial results for the fourth quarter and fiscal year ended January 31, 2020.

Fourth Quarter Fiscal 2020 Financial Highlights:

•

Revenue: Total revenue was $40.6 million, up 17% year-over-year. Subscription and services revenue increased to $37.4 million and was 92% of total revenue, driven by 22% year-over-year growth in combined Ooma Business and Ooma Residential services.

•

Net Income/Loss: GAAP net loss was $2.3 million, or $0.11 per basic and diluted share, compared to GAAP net loss of $3.5 million, or $0.17 per basic and diluted share, in the fourth quarter fiscal 2019. Non-GAAP net income was $1.0 million, or $0.04 per diluted share, compared to a non-GAAP net loss of $0.7 million, or $0.03 per basic and diluted share in the prior year period.

•	Adjusted EBITDA: Adjusted EBITDA was $1.4 million, compared to negative $0.5 million in fourth quarter fiscal 2019.

Full Year Fiscal 2020 Financial Highlights:

•

Revenue:  Total revenue was $151.6 million, up 17% year-over-year. Subscription and services revenue increased to $139.5 million and was 92% of total revenue, driven by 21% year-over-year growth in combined Ooma Business and Ooma Residential services.

•

Net Income/Loss:  GAAP net loss was $18.8 million, or $0.89 per basic and diluted share, compared to GAAP net loss of $14.6 million, or $0.74 per basic and diluted share, in fiscal 2019. Non-GAAP net loss was $0.7 million, or $0.03 per diluted share, compared to a non-GAAP net loss of $3.0 million, or $0.15 per basic and diluted share in the prior fiscal year.

•	Adjusted EBITDA: Adjusted EBITDA was $1.0 million, compared to negative $1.9 million in fiscal 2019.

For more information about non-GAAP net income (loss) and Adjusted EBITDA, see the section below titled "Non-GAAP Financial Measures" and the reconciliation provided in this release.

“The fourth quarter of our 2020 fiscal year was outstanding for Ooma, with significant growth in recurring revenues and continued execution of our strategy to expand Ooma Business,” said Eric Stang, chief executive officer of Ooma. “Revenues grew 17% year-over-year, driven by 61% growth in Ooma Business subscription and services revenue. With our business solutions today serving customers from one user to more than 20,000 users, we are well positioned to grow Ooma Business with our award-winning offering for small businesses and custom solutions for larger enterprises.”

Business Outlook:

For the first quarter of fiscal 2021, Ooma expects:

•	Total revenue in the range of $40.0 million to $40.5 million.
•	GAAP net loss in the range of $2.5 million to $3.0 million and GAAP net loss per share in the range of $0.12 to $0.14.
•	Non-GAAP net income in the range of $0.5 million to $1.0 million and non-GAAP net income per share in the range of $0.02 to $0.04.

For the full fiscal year 2021, Ooma expects:

•	Total revenue in the range of $167.0 million to $170.0 million.
•	GAAP net loss in the range of $10.5 million to $12.5 million, and GAAP net loss per share in the range of $0.48 to $0.56
•	Non-GAAP net income in the range of $2.0 million to $4.0 million, and non-GAAP earnings per share in the range of $0.09 to $0.17.

The following is a reconciliation of GAAP net loss to non-GAAP net income and GAAP basic and diluted net loss per share to non-GAAP basic and diluted net income per share guidance for the first fiscal quarter ending April 30, 2020 and the fiscal year ending January 31, 2021 (in millions, except per share data):

	Projected range
	Three Months Ending	Fiscal Year Ending
	April 30, 2020	January 31, 2021
	(unaudited)
GAAP net loss	($2.5)-($3.0)	($10.5)-($12.5)
Stock-based compensation and related taxes	3.2	13.2
Amortization of intangible assets	0.3	1.3
Non-GAAP net income	$0.5-$1.0	$2.0-$4.0

GAAP net loss per share	($0.12)-($0.14)	($0.48)-($0.56)
Stock-based compensation and related taxes	0.15	0.59
Amortization of intangible assets	0.01	0.06
Non-GAAP net income per share	$0.02-$0.04	$0.09-$0.17

Weighted-average number of shares used in per share amounts:
Basic	21.9	22.5
Diluted	22.9	23.5

Conference Call Information:

Ooma will host a conference call and live webcast for analysts and investors at 5:00 p.m. Eastern time today, March 5, 2020. The news release with the financial results will be accessible from the company's website prior to the conference call. Parties in the United States and Canada can access the call by dialing +1 (833) 233-4456, using conference ID “Ooma Fourth Quarter”. International parties can access the call by dialing +1 (647) 689-4135, using conference ID “Ooma Fourth Quarter”. The webcast will be accessible on Ooma's investor relations website at http://investors.ooma.com for a period of one year. A telephonic replay of the conference call will be available through 11:59 p.m. ET on Thursday, March 12, 2020. To access the replay, parties in the United States and Canada should call +1 (800) 585-8367 and use conference ID 8582563. International parties should call +1 (416) 621-4642 and enter conference ID 8582563.

Non-GAAP Financial Measures

In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures, including: non-GAAP net income (loss), non-GAAP net income (loss) per share, non-GAAP gross profit and gross margin, non-GAAP operating income (loss) and Adjusted EBITDA. Adjusted EBITDA represents the net income (loss) before interest and other income, income tax benefit, depreciation and amortization and other non-GAAP expenses.

These non-GAAP financial measures exclude non-cash stock-based compensation expense and related taxes, acquisition-related costs, amortization of intangible assets, restructuring charges and certain litigation costs outside the ordinary course of our business. For fiscal 2020, restructuring charges primarily included write-downs for Smart Cam inventory and certain assets including the related intangibles and severance expenses for the affected employees.

These non-GAAP financial measures are presented to provide investors with additional information regarding our financial results and core business operations. Ooma considers these non-GAAP financial measures to be useful measures of the operating performance of the company, because they contain adjustments for unusual events or factors that do not directly affect what management considers to be Ooma's core operating performance and are used by the company's management for that purpose.  Management also believes that these non-GAAP financial measures allow for a better evaluation of the company's performance by facilitating a meaningful comparison of the company's core operating results in a given period to those in prior and future periods. In addition, investors often use similar measures to evaluate the operating performance of a company.

Non-GAAP financial measures are presented for supplemental informational purposes only to aid an understanding of the company's operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies.  A limitation of the non-GAAP financial measures presented is that the adjustments relate to items that the company generally expects to continue to recognize. The adjustment of these items should not be construed as an inference that the adjusted gains or expenses are unusual, infrequent or non-recurring. Therefore, both GAAP financial measures of Ooma's financial performance and the respective non-GAAP measures should be considered together.  Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure in the tables below.

Disclosure Information

Ooma uses the investor relations section on its website as a means of complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor Ooma's investor relations website in addition to following Ooma's press releases, Securities and Exchange Commission (“SEC”) filings, and public conference calls and webcasts.

Legal Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements under the Private Securities Litigation Reform Act of 1995. In particular, statements regarding future economic performance and financial positions, expectations and objectives of management constitute forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical facts and generally contain words such as "believes”, "expects”, "may”, "will”, "should”, "seeks”, "approximately”, "intends”, "plans”, "estimates”, "anticipates”, and other expressions that are predictions of or indicate future events. This press release includes forward–looking statements regarding the company’s business outlook, its opportunity to continue the growth of Ooma Business and its execution of other initiatives to drive long-term shareholder value. Although the forward-looking statements contained in this press release are based upon information available at the time the statements are made and reflect management's good faith beliefs, forward-looking statements inherently involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements to differ materially from anticipated future results. Important factors that could cause actual results to differ materially from expectations include, among others: our inability to attract new customers on a cost-effective basis; our inability to retain customers; intense competition; our reliance on retailers and reseller partnerships to sell our products; our reliance on vendors to manufacture the on-premise appliances and end-point devices we sell; our reliance on third parties for our network connectivity and co-location facilities; our reliance on third parties for some of our software development, quality assurance and operations; our reliance on third parties to provide the majority of our customer service and support representatives; our inability to achieve the intended results from our acquisition of Broadsmart; and interruptions to our service. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. We do not undertake to update or revise any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law.

The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our filings with the SEC, including the risk factors contained in our quarterly filing on Form 10-Q for the quarter ended October 31, 2019, filed with the SEC on December 6, 2019. The forward-looking statements in this press release are based on information available to Ooma as of the date hereof, and Ooma disclaims any obligation to update any forward-looking statements, except as required by law.

About Ooma

Ooma (NYSE: OOMA) creates powerful connected experiences for businesses and consumers, delivered from its smart cloud-based SaaS platform. For businesses of all sizes, Ooma provides advanced voice and collaboration features that are flexible and scalable. For consumers, Ooma’s residential phone service provides PureVoice HD voice quality, advanced functionality and integration with their mobile devices. Ooma’s innovative smart security solution delivers a range of wireless security sensors that make it easy for anyone to protect their home or business. Learn more at www.ooma.com or www.ooma.ca in Canada.

CONTACT:

Investors

Matthew S. Robison

Director of IR and Corporate Development

Ooma, Inc.

ir@ooma.com

(650) 300-1480

Media

Mike Langberg

Director of Corporate Communications

Ooma, Inc.

press@ooma.com

(650) 566-6693

OOMA, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited, amounts in thousands)

	January 31,	January 31,
	2020	2019
Assets
Current assets:
Cash and cash equivalents	$11,680	$15,370
Short-term investments	14,384	27,253
Accounts receivable, net	4,591	3,723
Inventories	8,369	10,117
Other current assets	8,992	5,450
Total current assets	48,016	61,913
Property and equipment, net	5,270	4,563
Operating lease right-of-use assets	7,897	—
Intangible assets, net	6,818	2,635
Goodwill	4,264	3,898
Other assets	8,186	5,379
Total assets	$80,451	$78,388

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$8,499	$10,231
Accrued expenses and other current liabilities	22,576	19,048
Deferred revenue	15,797	15,443
Total current liabilities	46,872	44,722
Long-term operating lease liabilities	4,990	—
Other liabilities	174	619
Total liabilities	52,036	45,341

Stockholders' equity:
Common stock	4	4
Additional paid-in capital	152,993	138,848
Accumulated other comprehensive gain (loss)	14	(10)
Accumulated deficit	(124,596)	(105,795)
Total stockholders' equity	28,415	33,047
Total liabilities and stockholders' equity	$80,451	$78,388

OOMA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, amounts in thousands, except share and per share data)

	Three Months Ended		Fiscal Year Ended
	January 31,	January 31,	January 31,	January 31,
	2020	2019	2020	2019
Revenue:
Subscription and services	$37,429	$30,897	$139,499	$116,429
Product and other	3,219	3,823	12,094	12,802
Total revenue	40,648	34,720	151,593	129,231

Cost of revenue:
Subscription and services	11,631	9,720	43,748	36,108
Product and other	4,429	5,293	18,464	16,632
Total cost of revenue	16,060	15,013	62,212	52,740
Gross profit	24,588	19,707	89,381	76,491

Operating expenses:
Sales and marketing	12,999	10,612	50,497	40,761
Research and development	8,652	8,345	37,770	33,903
General and administrative	5,409	4,577	20,825	17,613
Total operating expenses	27,060	23,534	109,092	92,277
Loss from operations	(2,472)	(3,827)	(19,711)	(15,786)
Interest and other income, net	114	231	780	830
Loss before income taxes	(2,358)	(3,596)	(18,931)	(14,956)
Income tax benefit	64	107	130	384
Net loss	$(2,294)	$(3,489)	$(18,801)	$(14,572)

Net loss per share of common stock:
Basic and diluted	$(0.11)	$(0.17)	$(0.89)	$(0.74)
Weighted-average shares of common stock outstanding:
Basic and diluted	21,581,568	20,227,252	21,051,039	19,799,781

OOMA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, amounts in thousands)

	Three Months Ended		Fiscal Year Ended
	January 31,	January 31,	January 31,	January 31,
	2020	2019	2020	2019
Cash flows from operating activities:
Net loss	$(2,294)	$(3,489)	$(18,801)	$(14,572)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation expense	3,114	2,636	12,761	10,370
Depreciation and amortization of capital expenditures	572	552	2,548	2,269
Amortization of intangible assets and non-cash acquisition-related costs	127	(14)	1,027	398
Non-cash restructuring charges	—	—	1,603	—
Non-cash operating lease expense	632	—	1,997	—
Deferred income taxes	(78)	(105)	(144)	(382)
Other	(68)	(124)	(147)	(332)
Changes in operating assets and liabilities:
Accounts receivable, net	424	(843)	135	(1,050)
Inventories	1,051	(2,520)	407	(4,213)
Other assets	(1,320)	(2,513)	(4,965)	(5,335)
Accounts payable and other liabilities	(1,213)	3,985	(4,089)	8,149
Restructuring liability	(1,504)	—	—	—
Deferred revenue	(225)	314	104	772
Net cash used in operating activities	(782)	(2,121)	(7,564)	(3,926)

Cash flows from investing activities:
Purchases of short-term investments	—	(11,776)	(31,234)	(38,485)
Proceeds from maturities and sales of short-term investments	1,452	18,199	44,446	58,961
Capital expenditures	(889)	(483)	(3,273)	(1,921)
Business acquisitions, net of cash assumed	—	—	(7,073)	(2,402)
Payment for purchase of convertible note	—	(1,300)	—	(1,300)
Net cash provided by investing activities	563	4,640	2,866	14,853

Cash flows from financing activities:
Proceeds from issuance of common stock	211	123	2,951	2,886
Shares repurchased for tax withholdings on vesting of restricted stock units	—	(628)	(1,523)	(2,926)
Payment of acquisition-related holdback	—	—	(420)	—
Net cash provided by (used in) financing activities	211	(505)	1,008	(40)
Net (decrease) increase in cash and cash equivalents	(8)	2,014	(3,690)	10,887
Cash and cash equivalents at beginning of period	11,688	13,356	15,370	4,483
Cash and cash equivalents at end of period	$11,680	$15,370	$11,680	$15,370

OOMA, INC.

Reconciliation of Non-GAAP Financial Measures

(Unaudited, amounts in thousands, except percentages, share and per share data)

	Three Months Ended		Fiscal Year Ended
	January 31,	January 31,	January 31,	January 31,
	2020	2019	2020	2019
Revenue	$40,648	$34,720	$151,593	$129,231

GAAP gross profit	$24,588	$19,707	$89,381	$76,491
Stock-based compensation and related taxes	305	249	1,311	957
Amortization of intangible assets	73	149	480	549
Restructuring charges	—	—	2,289	—
Non-GAAP gross profit	$24,966	$20,105	$93,461	$77,997

Gross margin on a GAAP basis	60%	57%	59%	59%
Gross margin on a Non-GAAP basis	61%	58%	62%	60%

GAAP operating loss	$(2,472)	$(3,827)	$(19,711)	$(15,786)
Stock-based compensation and related taxes	3,145	2,692	13,149	10,695
Amortization of intangible assets and acquisition-related costs	127	(14)	1,289	821
Restructuring charges	—	—	3,085	—
Litigation costs	—	142	606	142
Non-GAAP operating income (loss)	$800	$(1,007)	$(1,582)	$(4,128)

GAAP net loss	$(2,294)	$(3,489)	$(18,801)	$(14,572)
Stock-based compensation and related taxes	3,145	2,692	13,149	10,695
Amortization of intangible assets and acquisition-related costs	127	(14)	1,289	752
Restructuring charges	—	—	3,085	—
Litigation costs	—	142	606	142
Non-GAAP net income (loss)	$978	$(669)	$(672)	$(2,983)

GAAP basic and diluted net loss per share	$(0.11)	$(0.17)	$(0.89)	$(0.74)
Stock-based compensation and related taxes	0.15	0.13	0.62	0.54
Amortization of intangible assets and acquisition-related costs	0.01	—	0.06	0.04
Restructuring charges	—	—	0.15	—
Litigation costs	—	0.01	0.03	0.01
Non-GAAP net income (loss) per basic share	$0.05	$(0.03)	$(0.03)	$(0.15)
Non-GAAP net income (loss) per diluted share	$0.04	$(0.03)	$(0.03)	$(0.15)

GAAP weighted-average basic and diluted shares	21,581,568	20,227,252	21,051,039	19,799,781
Non-GAAP weighted-average diluted shares	22,545,678	20,227,252	21,051,039	19,799,781

GAAP net loss	$(2,294)	$(3,489)	$(18,801)	$(14,572)
Reconciling items:
Interest and other income, net	(114)	(231)	(780)	(830)
Income tax benefit	(64)	(107)	(130)	(315)
Depreciation and amortization of capital expenditures	572	552	2,548	2,269
Stock-based compensation and related taxes	3,145	2,692	13,149	10,695
Amortization of intangible assets and acquisition-related costs	127	(14)	1,289	752
Restructuring charges	—	—	3,085	—
Litigation costs	—	142	606	142
Adjusted EBITDA	$1,372	$(455)	$966	$(1,859)